Exhibit 99.1

(NYSE Listed: PPO) Investor Presentation November 2014 © 2014 Polypore International, Inc. ALL RIGHTS RESERVED

2 Forward-Looking Statements These materials include "forward-looking statements". All statements other than statements of historical facts included in these materials that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements, including, in particular, the statements about Polypore International's plans, objectives, strategies and prospects regarding, among other things, the financial condition, results of operations and business of Polypore International. We have identified some of these forward-looking statements with words like "believe," "may," "will," "should," "expect," "intend," "plan," "predict," "anticipate," "estimate" or "continue" and other words and terms of similar meaning. These forward-looking statements are based on current expectations about future events affecting us and are subject to uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control. Many factors mentioned in our discussion in these materials, including the risks outlined under the caption “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 28, 2013 and subsequent reports filed with the Securities and Exchange Commission, will be important in determining future results. Although we believe that the expectations reflected in our forward-looking statements are reasonable, we do not know whether our expectations will prove correct. They can be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties, including with respect to Polypore International, the following, among other things: the highly competitive nature of the markets in which we sell our products; the failure to continue to develop innovative products; the loss of our customers; the vertical integration by our customers of the production of our products into their own manufacturing processes; increases in prices for raw materials or the loss of key supplier contracts; our substantial indebtedness; interest rate risk related to our variable rate indebtedness; our inability to generate cash; restrictions contained in our senior secured credit agreement; employee slowdowns, strikes or similar actions; product liability claims exposure; risks in connection with our operations outside the United States, including compliance with applicable anti-corruption laws; the incurrence of substantial costs to comply with, or as a result of violations of, or liabilities under environmental laws; the failure to protect our intellectual property; the loss of senior management; the incurrence of additional debt, contingent liabilities and expenses in connection with future acquisitions; the failure to effectively integrate newly acquired operations; lithium market demand not materializing as anticipated; the absence of expected returns from intangible assets we have recorded; and natural disasters, epidemics, terrorist acts and other events beyond our control. Because our actual results, performance or achievements could differ materially from those expressed in, or implied by, the forward-looking statements, we cannot give any assurance that any of the events anticipated by the forward-looking statements will occur or, if any of them do, what impact they will have on Polypore International's results of operations and financial condition. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of these materials. We do not undertake any obligation to update these forward-looking statements in these materials or the risk factors set forth above to reflect new information, future events or otherwise, except as may be required under federal securities laws. This presentation contains certain non-GAAP financial measures, including Adjusted EBITDA. For more information regarding the computation of Adjusted EBITDA and reconciliation to the most directly comparable GAAP measure, see the information and table at the end of the presentation. © 2014 Polypore International, Inc. ALL RIGHTS RESERVED

3 Non-GAAP Supplemental Information Adjusted EBITDA is a non-GAAP financial measure presented herein as a supplemental disclosure to net income and reported results. Adjusted EBITDA is defined in our senior secured credit agreement and represents earnings before interest, taxes, depreciation and amortization and certain non-operating items, stock-based compensation and other non-cash or non-recurring charges. For more information regarding the computation of Adjusted EBITDA and the reconciliation of Adjusted EBITDA to income (loss) from continuing operations, please see our earnings press release for the fiscal third quarter of 2014, filed on form 8-K with the Securities and Exchange Commission on November 5, 2014 and available in the Investor Relations section of our website at www.polypore.net. We present non-GAAP financial measures because we believe that they are useful indicators of our operating performance and facilitate the comparison of results between periods. Adjusted EBITDA is a measure used in calculating covenant compliance under the terms of our credit agreement. We also use Adjusted EBITDA to review and assess our operating performance in connection with employee incentive programs and the preparation of our annual budget and financial projections. Adjusted EBITDA is not a measurement of financial performance under GAAP and should not be considered as an alternative to net income, income from continuing operations, cash flows from operating activities or other measures of performance determined in accordance with GAAP. In addition, our calculation of this non-GAAP financial measure may not be comparable to the calculation of similarly titled measures reported by other companies. © 2014 Polypore International, Inc. ALL RIGHTS RESERVED

4 Polypore Overview © 2014 Polypore International, Inc. ALL RIGHTS RESERVED

5 Polypore is a leading global high technology filtration company specializing in microporous membranes © 2014 Polypore International, Inc. ALL RIGHTS RESERVED

Investment Highlights World leader in microporous membrane technology Strong foundation of four core growth businesses High recurring revenue Positive long-term trends and leading market positions Businesses have high operating leverage Broad global footprint with large presence in rapid growth Asia region Significant growth opportunity in Electric Drive Vehicles (EDVs) where Polypore has the preferred technology, an early leadership position, and substantial proven capacity investments already in place Strong balance sheet, liquidity and cash generation provide flexibility to pursue growth and value creation opportunities 6 Growth driven by positive, long-term demand trends in mobile and portable energy as well as high-performance filtration © 2014 Polypore International, Inc. ALL RIGHTS RESERVED

7 Leading Positions in Our Business Segments Lead acid battery separators for Auto/truck/bus Forklifts Backup power Lithium battery separators for Portable hand-held devices Power tools Electric drive vehicles (EDVs) Energy storage systems (ESS) Membranes used in blood filtration applications Hemodialysis Blood oxygenation Plasmapheresis Membranes and devices used for Liquid filtration Degasification/ gasification Water treatment, microelectronics, pharmaceutical, food & beverage, etc. Energy Storage LTM Q3-2014 Sales $453mm TRANSPORTATION & INDUSTRIAL LTM Sales $322mm ELECTRONICS & EDVs LTM Sales $131mm Separations Media LTM Q3-2014 Sales $210mm HEALTHCARE LTM Sales $133mm INDUSTRIAL & SPECIALTY LTM Sales $77mm LTM Q3-2014 Sales $663mm © 2014 Polypore International, Inc.

8 Differentiation in High-Performance Filtration Increasingly Depends on Membrane Technology Water & beverage filtration Semiconductor and flat panel display manufacturing Lithium batteries Open heart surgery/ kidney dialysis Pharmaceutical manufacturing  Polypore Product Technology Flat sheet Hollow fiber Tubular Modules Ceramic Coatings Polypore Process Technology Phase separation Dry stretch Multi-layer Multiple polymers Polypore has a breadth of proprietary process and product technologies © 2014 Polypore International, Inc. ALL RIGHTS RESERVED

9 Energy Storage — Electronics, EDVs, ESS Membrane separators for lithium batteries Emerging substantial growth opportunities >8% Application Market Dynamics CONSUMER ELECTRONICS (Small Format Cells) Lithium is technology standard Large application base and continued proliferation into new applications Portable electronics (laptop computers, tablets, audio, visual, gaming) Mobile communications (BlackBerries, smart phones) Other portable devices (Bluetooth, GPS) POWER TOOLS/ LAWN & GARDEN/ HOME ELECTRONICS Lithium displacing nickel as technology standard Proliferation of new applications for large-format cells Lawn mowers, lawn and garden tools Electric motorcycles Home electronics (vacuum cleaners) ELECTRIC DRIVE VEHICLES (EDVs, Large Format Cells) Development programs with major auto manufacturers Only 5% EDV penetration in auto builds could double lithium separator demand End-market Growth Low Lithium-ion penetration High High growth markets with significant upside potential ENERGY STORAGE SYSTEMS (ESS, Large Format Cells) Electricity grid management Backup & reserve power © 2014 Polypore International, Inc. ALL RIGHTS RESERVED

10 Replacement batteries are 80% of global vehicle battery sales Number of vehicles in operation worldwide* * Source: WardsAuto.com and Wards Motor Vehicle Facts & Figures (2007-2012 data) 1982-2010 CAGR = 3% Energy Storage — Transportation & Industrial Well positioned in high-growth Asian region. High recurring revenue business due to large replacement market. millions Membrane separators for lead-acid batteries Global leader in lead-acid battery separators Product breadth, scale and global supply capability lead the industry Well-positioned to take advantage of high-growth Asian market Production in Thailand, China, and India Majority-owned JV with leading Chinese lead-acid battery producer (Camel) Thailand facility is the largest lead-acid battery separator producer in the region Multi-year sales growth has exceeded 20% per annum Asia is largest separator consuming region in the world Flexible capacity in US and Europe to supply growth in Asia High replacement rate Transportation - Approximately 80% of total market Estimated 80% replacement and 20% OEM Industrial - Approximately 20% of total market Estimated 50%/50% replacement and OEM © 2014 Polypore International, Inc. ALL RIGHTS RESERVED 0 100 200 300 400 500 600 700 800 900 1,000 1982 1987 1992 1997 2002 2007 2010

11 Separations Media — Healthcare Membranes for medical applications Clinically demonstrated best-in-class PUREMA® membrane Unique position as leading independent producer with broad product line World’s leading supplier High switching costs Plasmapheresis New treatment methodologies Technology Driven Growth Opportunities 6% growth Modest growth 8% growth Blood Oxygenation Hemodialysis Other Medical Applications/ Medical Modules Growing End Markets Polypore has leading expertise in blood/membrane interaction Polypore leverages its healthcare membrane technologies to serve broader filtration applications © 2014 Polypore International, Inc. ALL RIGHTS RESERVED

12 Separations Media — Industrial & Specialty Filtration Membranes & modules for industrial & specialty applications Technology Driven Growth Opportunities New applications for gas transfer technologies Forward integrating into hollow fiber-based modules for MF and UF markets Extending membrane technology to new polymers and configurations End Markets Semiconductor and flat panel display manufacturing Ink deaeration Municipal water treatment Desalination prefiltration Wine clarification Ultrapure water for microelectronics and pharmaceutical manufacturing Serum and blood purification Venting applications in pharmaceutical manufacturing Growing End Markets Pharmaceutical/ biotechnology 7–10% growth* Potable water 5–8% growth* Desalination prefiltration 20–25% growth* * Source: Frost & Sullivan; Company management. Based on U.S. markets. OEM Membranes Liqui-Flux® Modules Liqui-Cel® Contactors © 2014 Polypore International, Inc. ALL RIGHTS RESERVED Polypore is well positioned to serve high-growth and high-value membrane filtration opportunities

13 Polypore Serves Attractive End Markets ELECTRONICS & EDVs Laptops, tablets, mobile phones and other handheld devices, portable audio/visual devices, power tools, EDVs High growth, expanding application base >8% + EDV growth TRANSPORTATION & INDUSTRIAL Worldwide fleet of motor vehicles Conversion to high–performance polyethylene separators Major growth region is Asia High replacement market >GDP HEALTHCARE Hemodialysis Blood Oxygenation Plasmapheresis >6% Modest 8% End-stage renal disease patient population Conversion to single-use dialyzers Aging population Incidence of heart disease New treatment technologies 100% recurring revenue High switching costs Small base, growth through new adoption INDUSTRIAL & SPECIALTY FILTRATION >8% Global demand for clean water Increasing need for purity in industrial and pharmaceutical processes Multiple fast-growing, high-value applications Primary Revenue Drivers Market Dynamics Long-Term ENERGY STORAGE SEPARATIONS MEDIA End-market Growth © 2014 Polypore International, Inc. ALL RIGHTS RESERVED

14 Global Infrastructure and Customer Base 2013 Net Sales by Geography** ** Net sales by customer location Operations * Indicates technical center in addition to manufacturing facility Corydon, IN Concord, NC Charlotte, NC* Owensboro, KY* Sélestat, France* Wuppertal, Germany* Tokyo, Japan Shanghai, China Prachinburi, Thailand Sao Paulo, Brazil Obernburg, Germany Tianjin, China Norderstedt, Germany Ochang, Korea Shenzhen, China Bangalore, India* Baddi, India Xiangyang, China © 2014 Polypore International, Inc. ALL RIGHTS RESERVED

Current Business Update Strong portfolio of businesses Transportation & Industrial and Separations Media continue to deliver solid performance Long-term drivers in lithium separator business remain positive Growing number of EDV programs and key macro drivers of vehicle electrification trends remain intact (emissions and mileage regulations, government mandates, etc.) Well positioned for growth in EDVs Long-term agreements with Samsung SDI Co., Ltd. and Panasonic AIS recognize the strength of our product and technology position and ability to provide certainty of supply LOI with Panasonic to jointly develop next generation cylindrical batteries Strong position in ceramic coating to meet growing demand for high-performance separators in EDV and consumer electronics applications Strong intellectual property position New investment announced in ceramic coating operations enables low-cost, high-performance solutions Financial flexibility to drive shareholder value Strong cash generation and liquidity provide flexibility to pursue growth and opportunities to create value More than 4M shares remain under repurchase authorization 15 © 2014 Polypore International, Inc. ALL RIGHTS RESERVED

Solid Capital Structure and Liquidity In April 2014, we refinanced our senior secured bank credit agreement, and in May redeemed all outstanding 7.5% senior notes, reducing overall debt by over $100M and reducing annualized interest expense by approximately $20-25M 16 (A) Calculated in accordance with the Company's senior secured credit agreement. (B) Pro forma interest expense as defined under the Company's senior secured credit agreement. Debt Balances September 27, 2014 Maturity Term Loans 493.8 $ APR 2019 $150 Million Revolver 6.0 APR 2019 Total Debt 499.8 $ Cash on hand 35.1 $ Revolver availability 144.0 Total Liquidity 179.1 $ LTM Adjusted EBITDA (A) 171.6 $ LTM Interest Expense (B) 11.8 $ Leverage Ratio (A) 2.71 Interest Coverage Ratio 14.55 (A) Non-GAAP measure; Calculated in accordance with the Company’s senior secured credit agreement. (B) Pro forma for interest rate under new Credit Agreement © 2014 Polypore International, Inc. ALL RIGHTS RESERVED